SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 23, 2010

BIOPHARM ASIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-25487	88-0409159
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

New Agriculture Development Park
Daquan Village, Tonghua County, Jilin Province, P.R. China	134115
(Address of principal executive offices)	(Zip Code)

011-86-435-5211803
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2010, Wenzhong Qin, age 36, was elected Chief Financial Officer of BioPharm Asia, Inc.

From February 2007 to August 2009, Mr. Qin was Chief Financial Officer of  Dina Clothing Accessories (Hongkong) Limited. From February 2006 to February 2007, he was a financial manager with Federal Signal (Shanghai) Co., Ltd.  From April 2002 to January 2006, he served as a financial manager at Actuant (Shanghai) Co., Ltd.  From July 1999 to March 2002, he was a financial supervisor with Tyco Electronics Co., Ltd.  From July 1994 to June1999, he was a senior auditor at Ernst & Young LLP.

Mr. Qin received a B.S. degree from Shanghai Financial and Economic University in 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2010
BIOPHARM ASIA, INC.

By:	/s/ Yunlu Yin
Yunlu Yin
CEO and President